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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): NOVEMBER 9, 2004


                                 SMARTPROS LTD.
                                 --------------
             (Exact name of Registrant as specified in its charter)


          Delaware                 001-32300                    13-4100476
- ----------------------------      ------------               -------------------
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation)           File Number)               Identification No.)



             12 Skyline Drive
            Hawthorne, New York                                   10532
- ------------------------------------------                 ---------------------
   (Address Of Principal Executive Office)                      (Zip Code)


        Registrant's telephone number, including area code (914) 345-2620






Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act
      (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act
      (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 2.02: RESULTS OF OPERATIONS AND FINANCIAL CONDITION

         On November 9, 2004 we issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated by reference, announcing our 3rd quarter results.

ITEM 3.03: MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

         On November 8, 2004, we issued a press release, a copy of which is attached hereto as Exhibit 99.2 and is incorporated by reference. The press release states that the Units offered for sale under a prospectus dated October 19, 2004 will cease to trade after the close of the markets on November 19, 2004 and the common stock and warrants underlying the Units will begin to trade on November 22, 2004.

ITEM 9.01: FINANCIAL STATEMENTS AND EXHIBITS

    (c) Exhibits.
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           EXHIBIT
             NO.                        DESCRIPTION
           -------                      -----------

            99.1 Press release, dated November 9, 2004, announcing financial results for three and ninth month periods ended September 30, 2004.

            99.2 Press release, dated November 8, 2004, announcing cessation of trading with respect to units and commencement of trading with respect to stock and warrants.






                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                SmartPros Ltd.

Dated:   November 9, 2004                       By: /s/ Allen S. Greene
                                                    ----------------------------
                                                    Allen S. Greene,
                                                    Chief Executive Officer